AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                STANDARD SUBLEASE
                 (Long-form to be used with pre-1996 AIR leases)


     1. PARTIES. This Sublease, dated, for reference purposes only, January 19, 1999 is made by and between Millipore Corporation ("Sublessor") and Spectrum Laboratories, Inc. ("Sublessee").
     2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 18617 Broadwick, Rancho Domiguez located in the County of Los Angeles, State of California and generally described as (describe briefly the nature of the property) a +/-55,500 square foot concrete tilt-up industrial building commonly known as 18617 Broadwick shown on Exhibit "A" attached hereto

("PREMISES").
     3.  TERM.
         3.1 TERM. The term of this Sublease shall be for six (6) years five and one/half (5 1/2) months commencing on March 1, 1999 and ending on July 14, 2005 unless sooner terminated pursuant to any provision hereof.
         3.2 DELAY IN COMMENCEMENT. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease. Sublessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises. If possession is not delivered within sixty days after the commencement date, Sublessee may, at its option, by notice in writing within ten days after the end of such sixty day period, cancel this Sublease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Sublessor within said ten day period, Sublessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Sublessee when required and Sublessee does not terminate this Sublease, as aforesaid, any period of rent abatement that Sublessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Sublessee. If possession is not delivered within 120 days after the commencement date, this Sublease shall automatically terminate unless the Parties agree, in writing, to the contrary.
     4. RENT.
         4.1 BASE RENT. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments as stated in Paragraph 4.1 of the Addendum in advance, on the First (1st) day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof $13,875 as Base Rent for March, 1999

Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

         4.2 RENT DEFINED. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("RENT"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate In writing.

     5. SECURITY DEPOSIT. Sublessee shall deposit with Sublessor upon execution hereof $ 27 ,750 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease. Sublessor shall not be required to keep said Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said Deposit, or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

     6. USE.
         6.1 AGREED USE. The Premises shall be used and occupied only for general offices, warehouse, manufacturing and distribution of hospital products and for no other purpose.
         6.2 ACCEPTANCE OF PREMISES AND LESSEE. Sublessee acknowledges that:
         (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,
         (b) Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and
         (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.
In addition, sublessor acknowledges that:


                                   Page 1 of 4
1997-American Industrial Real Estate Association
                                     REVISED                    FORM SBL-1-3/97E

         (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability' to occupy the Premises, and
         (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.
     7. MASTER LEASE
         7.1 Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", a copy of which is attached hereto marked
Exhibit 1, wherein The Carson Companies is the lessor, hereinafter the "MASTER LESSOR".
         7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.
         7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.
         7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease except for the following paragraphs which are excluded therefrom:
    None

         7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSEE'S ASSUMED OBLIGATIONS". The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "SUBLESSOR'S REMAINING OBLIGATIONS".
         7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.
         7.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.
         7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that to Sublessor's actual knowledge no default exists on the part of any Party to the Master Lease.
     8. ASSIGNMENT OF SUBLEASE AND DEFAULT.
         8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.
         8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.
         8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.
         8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor.

     9. CONSENT OF MASTER LESSOR.
         9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof. Master Lessor signs this Sublease thereby giving its consent to this Subletting.
         9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.
         9.3 In the event that Master Lessor does give such consent then:
               (a)Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.
               (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.
               (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.
               (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against any Sublessor, guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.
               (e) CROSSED OUT AND DELETED
               (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease.
         9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.


                                   Page 2 of 4
1997-American Industrial Real Estate Association
                                     REVISED                    FORM SBL-1-3/97E

         9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.
         9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.
     10. BROKERS FEE.
         10.1 Upon execution hereof by all parties, Sublessor shall pay to CB Richard Ellis Per Separate Agreement a licensed real estate broker, ("BROKER"), a fee as set forth In a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $_____________for brokerage services rendered by Broker to Sublessor in this transaction.
     10.2 CROSSED OUT AND DELETED
     10.3 CROSSED OUT AND DELETED
     10.4 CROSSED OUT AND DELETED
     10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10.
Broker shall be deemed to be a third-party beneficiary of this paragraph 10.
     11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.
     12. ADDITIONAL PROVISIONS. If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                   Page 3 of 4
1997-American Industrial Real Estate Association
                                      REVISED                   FORM SBL-1-3/97E

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT. OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2 RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.


Executed at: Bedford, MA                    Millipore Corporation

on: February 2, 1999                        By: /s/ Edward Lang    /s/ MSL

Address: 80 Ashby Road                      By Ed Lang, Corporate Vice-President
                                            "Sublessor' (Corporate Seal)




Executed at: Los Angeles                    Spectrum Laboratories, Inc.

on: Jan 29, 1999                            By: /s/ signature

Address: 18617 Broadwick, 90220             By: CEO
                                            "Sublessee" (Corporate Seal)



Executed at:

on:                                         By

Address:                                    By

                                            "Master Lessor" (Corporate Seal)


NOTE: These forms are often modified to meet changing requirements of law and needs of the Industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower St., Suite 600, Los Angeles, CA 90017. (213) 687-8777.


                                   Page 4 of 4
1997-American Industrial Real Estate Association
                                     REVISED                    FORM SBL-1-3/97E

ADDENDUM FOR THE SUBLEASE DATED JANUARY 19, 1999 BY AND BETWEEN MILLIPORE CORPORATION AS "SUBLESSOR" AND SPECTRUM LABORATORIES, INC. AS "SUBLESSEE" FOR THE PROPERTY LOCATED AT 18617 BROADWICK, RANCHO DOMINGUEZ, CALIFORNIA
--------------------------------------------------------------------------------


4.1      BASE RENT:
         The Base Rent shall be Thirteen Thousand Eight Hundred Seventy-Five Thousand Dollars ($13,875.00) triple net for the first six (6) months and thereafter adjusted to Twenty-Two Thousand Two Hundred Dollars ($22,200.00) triple net per month plus rent adjustment per Lease Addendum. In addition and without limitation, Sublessee shall pay for all property taxes, property insurance, property maintenance, and utilities of the subject Premises.

 13.     CONDITION OF PREMISES:
         Sublessor shall deliver the Premises to Sublessee in "as is" condition.




AGREED AND ACCEPTED

MILLIPORE CORPORATION                         SPECTRUM LABORATORIES, INC.

By: /s/ Edward Lang   MSL                     By:  /s/ signature

Date:                                         Date: Jan 29, 1999

                               RENT ADJUSTMENT(S)
                             STANDARD LEASE ADDENDUM


             Dated     January 19, 1999


             By and Between (SUBLessor) Millipore Corporation


                            (SUBLessee) Spectrum Laboratories, Inc.



             ADDRESS OF PREMISES:18617 Broadwick, Rancho Dominguez, CA



Paragraph _______

 A.  RENT ADJUSTMENTS:

     The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below (Check Method(s) to be Used and Fill in Appropriately)

 [x] I. Cost of Living Adjustment(s) (COLA)

         a.  On (Fill in COLA Dates):September 1, 2001 and  March 1, 2004

the Base Rent shall be adjusted by the change, If any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [x] CPI W (Urban Wage Earners and Clerical Workers) or [ ] CPI U (All Urban Consumers), for (Fill In Urban
Area): Los Angeles, Anaheim, and Riverside, All items (1982-1984=100), herein referred to as "CPI". The increase shall be based upon a minimum of three percent (3%) per annum and a maximum of seven percent (7%) per annum, cumulative and noncompounded.

         b. The monthly rent payable in accordance with paragraph A.l.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph
1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.l.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): [x] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [ ] (Fill In Other "Base Month"): _______________ ____________________________ The sum, so
calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

         c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

II.  THIS SECTION IS CROSSED OUT AND DELETED


Initials  /s/                                                  Initials: /s/

                                RENT ADJUSTMENTS
                                  Page 1 of 2

THE TOP PART OF THIS FORM IS CROSSED OUT AND DELETED

 B.  NOTICE:
     Unless specified otherwise herein, notice of any such adjustments, other then Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

 C. BROKER'S FEE:
    The Brokers specified in paragraph 1.10 shall be paid a Brokerage Fee for each adjustment specified above in accordance with paragraph 15 of the Lease.


Initials  /s/                                                    Initials: /s/

                                RENT ADJUSTMENTS
                                  Page 2 of 2